Segment Information (Details)	12 Months Ended
Dec. 31, 2021
Disclosure of operating segments [text block] [Abstract]
Net underwriting description	The effect of this change is an increase in net underwriting results of the specialty long tail segment by USD 2,008 thousand (2019: decrease of USD 1,653 thousand) and a corresponding decrease in the specialty short tail segment’s net underwriting results.